UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

Aethlon Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37487	13-3632859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 941-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Aethlon Medical, Inc. (the “Company”) with the Securities and Exchange Commission on October 1, 2026 (the “Original Form 8-K”), solely to correct the disclosure under Item 5.07 regarding the approval status of Proposal No. 7 presented at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Original Form 8-K correctly reported the voting results for Proposal No. 7 but incorrectly stated that Proposal No. 7 had been approved by the Company’s stockholders. As described below, Proposal No. 7 did not receive the affirmative vote required for approval and therefore was not approved. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Proposal No. 7: The Company’s stockholders did not approve a proposed amendment to the Company's Articles of Incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001 per share, and authorize the Board of Directors to establish one or more series thereof and to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions of each such series, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
204,122	9,529	1,555	184,547

Approval of Proposal No. 7 required the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. As of August 10, 2026, the record date for the Annual Meeting, there were 711,136 shares of the Company’s common stock issued and outstanding and entitled to vote. Accordingly, the affirmative vote of at least 355,569 shares was required to approve Proposal No. 7. Because Proposal No. 7 received 204,122 votes in favor, Proposal No. 7 was not approved, and the Company’s Articles of Incorporation were not amended to authorize shares of preferred stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026	AETHLON MEDICAL, INC.

	By:	/s/ James B. Frakes
	Name: Title:	James B. Frakes Chief Executive Officer and Chief Financial Officer

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